                 NOTE AND TERM LOAN AGREEMENT REVISION AGREEMENT


         THIS AGREEMENT, dated as of the 29th day of October, 1999, made by and between GENAMERICA CORPORATION, a Missouri corporation, as First Party; and ARM FINANCIAL GROUP, INC., a Delaware corporation, as Second Party;
WITNESS:

         WHEREAS, First Party is the owner and holder of a certain promissory Note executed by Second Party as maker, payable to First Party dated August 3, 1999 in the original principal sum of $38,000,000.00, said indebtedness being further evidenced by a Term Loan Agreement, dated evenly with said Note.

         WHEREAS, the parties hereto desire and intend by and through this Agreement to effect a certain extension of the term of the said Note and Term Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the above-expressed ends and intents, it is hereby agreed upon between the parties hereto as follows:

         1. The maturity date of said Note, which date is also referenced in said Term Loan Agreement, is hereby extended, and said Note and Term Loan Agreement are hereby amended to provide that the maturity date of said Note is November 15, 1999.

         2. All provisions and/or recitals of said Note and Term Loan Agreement contrary to or inconsistent with any provisions of this Agreement are hereby deemed amended to comport with the provisions of this Agreement; but all provisions and/or recitals thereof not contrary to or inconsistent with any provisions of this Agreement shall remain in full force and effect without amendment hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Note and Term Loan Agreement Revision Agreement as of the date first herein entered.

                                FIRST PARTY:

                                GENAMERICA CORPORATION


                                By:/s/ Matthew P. McCauley
                                   -------------------------------------
                                   Vice President/Authorized Representative


                                Attest:/s/ Steven P. Traynor
                                       ---------------------------------
                                       Assistant Secretary




                      SEE PAGE 2 FOR ADDITIONAL SIGNATURES.

                                  SECOND PARTY:

                            ARM FINANCIAL GROUP, INC.


                                    By:/s/ John McGeeney
                                       --------------------------------
                                       Name: John McGeeney
                                            ---------------------------
                                       Title: General Counsel
                                             --------------------------


                                    Attest:/s/ Patricia L. Tackett
                                           ----------------------------
                                           Name: Patricia L. Tackett
                                                -----------------------
                                           Title: Secretary
                                                -----------------------


STATE OF MISSOURI          )
                           ) SS
CITY OF ST. LOUIS          )

         On this 29th day of October, 1999, before me, the undersigned
Notary Public, personally appeared Matthew P. McCauley and Steven P.
Traynor, known personally by me and known to me to be, respectively, the Vice President and Assistant Secretary of GenAmerica Corporation, a Missouri corporation and who acknowledged under oath that they each executed the within instrument in such respective capacities as the free act and deed of GenAmerica Corporation.


                                  /s/ Suzanne C. Heinemann
                                  ------------------------
                                  Notary Public

My Commission Expires:        SUZANNE C. HEINEMANN
                           Notary Public - Notary Seal
                                STATE OF MISSOURI
                                 ST. LOUIS COUNTY
                         MY COMMISSION EXP. JUNE 28, 2003

STATE OF Kentucky          )
                           )    SS
COUNTY OF Jefferson        )

         On this 1st day of November, 1999, before me, the undersigned Notary Public, personally appeared John R McGeeney and Patty Tackett, known personally by me and known to me to be respectively, the General Counsel and Secretary of ARM Financial Group, Inc., a Delaware corporation, and who acknowledged under oath that they executed the within instrument in such respective capacities as the free act and deed of said corporation.


Pamela H. Shergur, Notary Public                     /s/ Pamela H. Shergur
    State at Large, Kentucky                         -----------------------
My Commission Expires 4/7/2001                       Notary Public


My Commission Expires: